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                                                                   Exhibit 10.15

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                             2002 Stock Option Plan

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                           CASTLE DENTAL CENTERS, INC.



                                  July 19, 2002

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                                TABLE OF CONTENTS

ARTICLE I. GENERAL...........................................................................1
   Section 1.1 Purpose.......................................................................1
   Section 1.2 Administration................................................................1
   Section 1.3 Eligibility for Participation.................................................2
   Section 1.4 Types of Options Under Plan...................................................2
   Section 1.5 Aggregate Limitation on Options...............................................3
   Section 1.6 Effective Date and Term of Plan...............................................3
ARTICLE II. STOCK OPTIONS....................................................................3
   Section 2.1 Grant of Stock Options........................................................3
   Section 2.2 Stock Option Agreements.......................................................3
   Section 2.3 Stock Option Price............................................................3
   Section 2.4 Term and Exercise.............................................................4
   Section 2.5 Manner of Payment.............................................................4
   Section 2.6 Issuance of Certificates......................................................4
   Section 2.7 Death, Retirement and Termination of Employment of Optionee...................4
ARTICLE III. INCENTIVE STOCK OPTIONS.........................................................5
   Section 3.1 Grant of Incentive Stock Options..............................................5
   Section 3.2 Incentive Stock Option Agreements.............................................5
   Section 3.3 Incentive Stock Option Price..................................................5
   Section 3.4 Term and Exercise.............................................................5
   Section 3.5 Maximum Amount of Incentive Stock Option Grant................................5
   Section 3.6 Applicability of Stock Options Sections.......................................6
   Section 3.7 Code Requirements.............................................................6
ARTICLE IV. MISCELLANEOUS....................................................................6
   Section 4.1 General Restriction...........................................................6
   Section 4.2 Non-Assignability.............................................................6
   Section 4.3 Withholding Taxes.............................................................7
   Section 4.4 Right to Terminate Employment.................................................7
   Section 4.5 Non-Uniform Determinations....................................................7
   Section 4.6 Rights as a Stockholder.......................................................7
   Section 4.7 Definitions...................................................................8
   Section 4.8 Leaves of Absence.............................................................8
   Section 4.9 Newly Eligible Employees......................................................8
   Section 4.10 Adjustments..................................................................8
   Section 4.11 Changes in the Company's Capital Structure...................................9
   Section 4.12 Amendment of the Plan.......................................................10

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                           CASTLE DENTAL CENTERS, INC.

                             2002 STOCK OPTION PLAN

                               ARTICLE I. GENERAL

     Section 1.1 Purpose. The purposes of this Stock Option Plan (the "Plan") are to: (1) associate the interests of the management of Castle Dental Centers, Inc. and its subsidiaries and affiliates (collectively referred to as the "Company") closely with the stockholders to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders; (2) provide management with a proprietary ownership interest in the Company commensurate with Company performance, as reflected in increased stockholder value; (3) maintain competitive compensation levels thereby attracting and retaining highly competent and talented directors, employees and consultants; and (4) provide an incentive to management for continuous employment with the Company. Certain capitalized terms are defined in Section 4.7.

     Section 1.2   Administration.

     (a) The administration of the Plan with respect to all or any number or type of awards shall be undertaken by one or more of the following as designated from time to time by the Board of Directors of the Company:

          (i)    the Board of Directors;

          (ii)   any duly constituted committee of the Board of Directors; or

          (iii)  any duly authorized officer or officers of the Company.

          Such administrating party shall be referred to herein as the "Plan Administrator". The Board of Directors may place any conditions it deems appropriate on the discretion of the Plan Administrator.

     (b) Subject to any limitations imposed by the Board of Directors, the Plan Administrator shall have the authority, in its sole discretion and from time to time to:

          (i) designate the officers and key employees and consultants of the Company and its Subsidiaries eligible to participate in the Plan;

          (ii) grant Options provided in the Plan in such form and amount as the Plan Administrator shall determine;

          (iii) impose such limitations, restrictions and conditions, not inconsistent with this Plan, upon any such Option as the Plan Administrator shall deem appropriate; and

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          (iv)   interpret the Plan and any  agreement,  instrument or other document executed in connection with the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

     (c) Decisions and determinations of the Plan Administrator on all matters relating to the Plan shall be in its sole discretion and shall be final, conclusive and binding upon all persons, including the Company, any participant, any stockholder of the Company, any employee and any consultant. No member of any committee acting as Plan Administrator shall be liable for any action taken or decision made relating to the Plan or any Option thereunder.

     Section 1.3 Eligibility for Participation. Participants in the Plan shall be selected by the Plan Administrator from the directors, executive officers and other employees and consultants of the Company, executive officers and employees of any Subsidiary of the Company and executive officers and key employees of any consultant to, administrator for or manager of the Company who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of Options, the Plan Administrator shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and growth. For the purposes of this Plan, the term "Subsidiary" means any corporation or other entity of which at least 50% of the voting securities are owned by the Company directly or through one or more other corporations, each of which is also a Subsidiary. With respect to non-corporate entities, Subsidiary shall mean an entity managed or controlled by the Company or any Subsidiary and with respect to which the Company or any Subsidiary is allocated more than half of the profits and losses thereof.

     Section 1.4 Types of Options Under Plan. Options under the Plan may be in the form of any one or more of the following:

          (i)    Stock Options, as described in Article II; and/or

          (ii)   Incentive Stock Options, as described in Article III.

Options under the Plan shall be evidenced by an option agreement between the Company and the recipient of the Option, in form and substance satisfactory to the Plan Administrator, and not inconsistent with this Plan ("Option Agreement"). Option Agreements may provide such vesting schedules for Stock Options and Incentive Stock Options, and such other terms, conditions and provisions as are not inconsistent with the terms of this Plan. Subject to the express provisions of the Plan, and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding Option Agreements, or accept the surrender of outstanding Options and authorize the granting of new Options in substitution therefor. However, except as provided in this Plan, no modification of an Option shall materially impair the rights of the holder thereof without his consent.

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     Section 1.5   Aggregate Limitation on Options.

     (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of common stock, $.001 par value, of the Company ("Common Stock"). The maximum number of shares of Common Stock which may be issued pursuant to Options issued under the Plan shall be 15,287,218 which may be increased by the Board of Directors pursuant to Section 4.12.

     (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan at any time, all the shares issued (including the shares, if any, withheld for tax withholding requirements) under the Plan shall be counted when issued upon exercise of a Stock Option or Incentive Stock Option.

     (c) Shares tendered by a participant as payment for shares issued upon exercise of a Stock Option or Incentive Stock Option shall be available for issuance under the Plan. Any shares of Common Stock subject to a Stock Option or Incentive Stock Option which for any reason is terminated unexercised or expires shall again be available for issuance under the Plan.

     Section 1.6   Effective Date and Term of Plan.

     (a) The Plan shall become effective on the date adopted by the Board of Directors, subject to approval by the holders of a majority of the shares of Common Stock at a meeting or by written consent.

     (b) The Plan and all Options issued under the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

ARTICLE II. STOCK OPTIONS

     Section 2.1 Grant of Stock Options. The Plan Administrator may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any participant in the Plan one or more options to purchase for cash or shares the number of shares of Common Stock ("Stock Options") allotted by the Plan Administrator. The date a Stock Option is granted shall mean the date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of shares to a participant pursuant to the Plan.

     Section 2.2 Stock Option Agreements. The grant of a Stock Option shall be evidenced by a written Option Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Plan Administrator may from time to time determine.

     Section 2.3 Stock Option Price. The option price per share of Common Stock which must be paid by the Optionee upon the exercise of a Stock Option shall be 100% of the fair

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market value of a share of Common Stock on the date the Stock Option is granted to the Optionee, unless a higher or lower price is otherwise determined by the Plan Administrator.

     Section 2.4 Term and Exercise. Stock Options granted under the Plan shall not be exercisable prior to six months from the date of their grant, unless a shorter period is provided by the Plan Administrator or by another section of this Plan, and may be subject to such conditions and restrictions on exercise as the Plan Administrator shall determine. A Stock Option shall be subject to such vesting schedule and term ("Option Term") as the Plan Administrator may provide in an Option Agreement. No Stock Option shall be exercisable after the expiration of its Option Term. Unless otherwise provided in an Option Agreement, each Option shall have an Option Term of ten years, subject to earlier termination as provided herein.

     Section 2.5 Manner of Payment. Each Option Agreement providing for Stock Options shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the option price for such shares with cash or, if authorized by the Plan Administrator, Common Stock. The Plan Administrator may permit an Optionee to elect to pay the option price upon exercise of a Stock Option through a cashless exercise procedure approved by the Plan Administrator by irrevocably authorizing a broker to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option price and any tax withholding resulting from such exercise.

     Section 2.6 Issuance of Certificates. As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. The Optionee shall become a stockholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder.

     Section 2.7 Death, Retirement and Termination of Employment of Optionee. Unless otherwise provided in an Option Agreement or otherwise agreed to by the Plan Administrator:

          (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both (i) the remaining Option Term of the Stock Option and (ii) one year. The provisions of this section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

          (b) Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Plan Administrator), the Optionee may exercise any Stock Options, provided such option exercise occurs within both (i) the remaining Option Term of the Stock Option and (ii) 180 days (in the case of permanent disability) or 90 days (in the case of retirement).

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          (c)    Except as provided in Subsections (a) and (b) of this Section
     2.7 or in an Option Agreement, all Stock Options shall terminate immediately upon the termination of the Optionee's employment.

ARTICLE III. INCENTIVE STOCK OPTIONS

     Section 3.1 Grant of Incentive Stock Options. The Plan Administrator may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any officer or key employee who is a participant in the Plan one or more "incentive stock options" (intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended) ("Incentive Stock Options") to purchase for cash or shares the number of shares of Common Stock allotted by the Plan Administrator. No Incentive Stock Options shall be made under the Plan after the tenth anniversary of the effective date of the Plan. The date an Incentive Stock Option is granted shall mean the date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of shares to a participant pursuant to the Plan. Notwithstanding the foregoing, Incentive Stock Options shall not be granted to any owner of 10% or more of the total combined voting power of the Company and its subsidiaries.

     Section 3.2 Incentive Stock Option Agreements. The grant of an Incentive Stock Option shall be evidenced by a written Option Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Plan Administrator may from time to time determine.

     Section 3.3 Incentive Stock Option Price. The option price per share of Common Stock which must be paid by the Optionee upon the exercise of an Incentive Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted to the Optionee.

     Section 3.4 Term and Exercise. Incentive Stock Options granted under the Plan shall not be exercisable prior to six months from the date of their grant, unless a shorter period is provided by the Plan Administrator or by another section of this Plan, and may be subject to such conditions and restrictions on exercise as the Plan Administrator shall determine. Each Incentive Stock Option may be exercised during a period determined by the Plan Administrator, not to exceed ten years from the date of grant thereof (the "Option Term") and may be subject to such vesting scheduling as the Plan Administrator may provide in an Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

     Section 3.5 Maximum Amount of Incentive Stock Option Grant. The aggregate fair market value (determined on the date the Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options first become exercisable by an Optionee during any calendar year (under all plans of the Optionee's employer corporations and their parent and subsidiary corporations) shall not exceed $100,000.

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     Section 3.6   Applicability of Stock Options Sections.  Sections 2.5,
Manner of Payment; and 2.6, Issuance of Certificates; and 2.7 Death, Retirement and Termination of Employment; applicable to Stock Options, shall apply equally to Incentive Stock Options. Said sections are incorporated by reference in this
Article III as though fully set forth herein.

     Section 3.7 Code Requirements. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Code
Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Code Section 422, unless the participant has first requested the change that will result in such disqualification.

ARTICLE IV. MISCELLANEOUS

     Section 4.1 General Restriction. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Plan Administrator shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an Option with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares of Common Stock thereunder, such Option may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Plan Administrator.

     Section 4.2   Non-Assignability.

     (a) No Option granted under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by Code Section 141(p)): provided, however, only with respect to Stock Options other than Incentive Stock Options, the Plan Administrator may, in its discretion, authorize all or a portion of the Stock Options (other than Incentive Stock Options) to be granted on terms which permit transfer by the Optionee to a trust or trusts for the exclusive benefit of the Optionee's children, stepchildren, grandchildren, parents, stepparents, grandparents, or spouse, including adoptive relationships (collectively "Immediate Family"), provided that (A) such trust or trusts must be controlled by the Optionee, (B) there may be no consideration for any such transfer, (C) the Option Agreement pursuant to which Stock Options are granted must be approved by the Plan Administrator, and must expressly provide for transferability in a manner consistent with this Section 4.2, and (D) subsequent transfers of transferred Stock Options shall be prohibited except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Following any permitted transfer, any Stock Option will continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term Optionee shall be deemed to refer to the transferee. The termination of employment and other events described in Section 2.7

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and in the Option Agreement shall continue to be applied with respect to the original Optionee, and the Stock Option shall be exercisable by the transferee only to the extent, and for the periods, specified Section 2.7 and in the Option Agreement. During the life of the recipient, such Option shall be exercisable only by such person or by such person's guardian or legal representative.

     (b) Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Stock Option (other than an Incentive Stock Option) hereunder, the original Optionee shall remain subject to withholding taxes upon exercise. In addition, the Company shall have no obligation to provide any notices to a transferee, including, for example, of the termination of an Option Agreement following the original Optionee's termination of employment.

     Section 4.3 Withholding Taxes. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue, transfer or vest only such net of the number of shares of the Company sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

     Section 4.4 Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

     Section 4.5 Non-Uniform Determinations. The Plan Administrator's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

     Section 4.6 Rights as a Stockholder. The recipient of any Option under the Plan shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

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     Section 4.7   Definitions. In this Plan the following definitions shall
apply:

          (a) "fair market value" as of any date and in respect of any share of Common Stock means the average of the closing bid and offer price on such date or on the next business day, if such date is not a business day, of a share of Common Stock on the OTC Bulletin Board or other public securities market on which the Common Stock trades. If the Plan Administrator determines that the average of the closing bid and offer price on the OTC Bulletin Board or other public securities market on which the Common Stock trades does not properly reflect the fair market value of a share of Common Stock, the fair market value of shares of Common Stock shall be as determined by the Plan Administrator in such manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

          (b)    "Option" means a Stock Option or Incentive Stock Option.

          (c) "option price" means the purchase price per share of Common Stock deliverable upon the exercise of a Stock Option or Incentive Stock Option.

     Section 4.8 Leaves of Absence. The Plan Administrator shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Option. Without limiting the generality of the foregoing, the Plan Administrator shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on Options under the Plan theretofore made to any recipient who takes such leave of absence.

     Section 4.9 Newly Eligible Employees. The Plan Administrator shall be entitled to make such rules, regulations, determinations and grants of Options as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof.

     Section 4.10 Adjustments. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Plan Administrator may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Administrator.

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     Section 4.11  Changes in the Company's Capital Structure.

     (a) The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) If, while there are outstanding Options, the Company shall effect a subdivision or consolidation of shares or other increase or reduction in the number of shares of the Common Stock outstanding without receiving compensation therefore in money, services or property, then, subject to the provisions, if any, in the Option Agreement (i) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then subject to Options hereunder shall be proportionately increased; and (ii) in the event of a decrease in the number of such shares outstanding the number of shares then subject to Option hereunder shall be proportionately decreased.

     (c) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock, other securities or consideration to which such holder would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of the Company equal to the number of shares as to which such Option had been exercisable.

     (d) If the Company is about to be merged into or consolidated with another corporation or other entity under circumstances where the Company is not the surviving corporation, or if the Company is about to sell or otherwise dispose of substantially all of its assets to another corporation or other entity while unexercised Options remain outstanding, then the Plan Administrator may direct that any of the following shall occur:

          (i) If the successor entity is willing to assume the obligation to deliver shares of stock or other securities after the effective date of the merger, consolidation or sale of assets, as the case may be, each holder of an outstanding Option shall be entitled to receive, upon the exercise of such Option and payment of the option price, in lieu of shares of Common Stock, such shares of stock or other securities as the holder of such Option would have been entitled to receive had such Option been exercised immediately prior to the consummation of such merger, consolidation or sale, and the terms of such Option shall apply as nearly as practicable to the shares of stock or other securities purchasable upon exercise of the Option following such merger, consolidation or sale of assets;

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

          (ii) The Plan Administrator may waive any limitations set forth in or imposed pursuant to this Plan or any Option Agreement with respect to such Option such that such Option shall become exercisable prior to the record or effective date of such merger, consolidation or sale of assets; and/or

          (iii) The Plan Administrator may cancel all outstanding Options as of the effective date of any such merger, consolidation or sale of assets provided that prior notice of such cancellation shall be given to each holder of an Option at least 30 days prior to the effective date of such merger, consolidation or sale of assets, and each holder of an Option shall have the right to exercise such Option in full immediately prior to, and contingent upon, the effective date of such merger, consolidation or sale of assets.

     (e) Except as herein provided, the issuance by the Company of Common Stock or any other shares of capital stock or securities convertible into shares of capital stock, for cash, property, labor done or other consideration, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     Section 4.12  Amendment of the Plan.    The Board of  Directors  may,
without further approval by the stockholders and without receiving further consideration from the participant, amend this Plan or condition or modify Options under this Plan, including increases to the number of shares which may be covered by Options under this Plan.

     This is the Stock Incentive Plan adopted by the Company on July 19, 2002.

                                     CASTLE DENTAL CENTERS, INC.


                                     By: /s/ John M. Slack
                                        --------------------------------
                                     Name: John M. Slack
                                          ------------------------------
                                     Title: Senior Vice President
                                           -----------------------------

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